                                                                EXHIBIT 23.2

                            INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Medical Graphics Corporation on Form S-8 relating to the 1987 Stock Option Plan and Restated Non-Employee Director Compensation Plan of our report dated February 13, 1998, appearing in the Annual Report on Form 10-KSB of Medical Graphics Corporation for the year ended December 31, 1997.


                                        DELOITTE & TOUCHE LLP

                                        /s/ Deloitte & Touche LLP

Minneapolis, Minnesota
May 12, 1998